UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 - December 31, 2020

Item 1. Report of Shareholders.

(a)

USA LISTED NYSE

ALL-STAR® FUNDS

Annual Report | December 31, 2020

Liberty All-Star® Equity Fund

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Table of Distributions and Rights Offerings
9	Investment Growth
10	Major Stock Changes in the Quarter and Distribution Policy
11	Top 20 Holdings and Economic Sectors
12	Investment Managers/Portfolio Characteristics
13	Manager Roundtable
20	Schedule of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
32	Financial Highlights
34	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Automatic Dividend Reinvestment and Direct Purchase Plan
45	Additional Information
47	Trustees and Officers
53	Board Consideration of the Renewal of the Fund Management and Portfolio Management Agreements
58	Summary of Updated Information Regarding the Fund
66	Privacy Policy
68	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to receive paper copies of your shareholder reports or you may log into your Investor Center account at www.computershare.com/investor and change your communication preferences.

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

Fellow Shareholders:	February 2021

Despite a first quarter sell-off that saw stocks tumble into bear market territory and concerns over the COVID-19 virus that endured throughout the year, key equity benchmarks recorded good to exceptional gains in 2020. The S&P 500® Index returned 18.40 percent, the Dow Jones Industrial Average (DJIA) gained 9.72 percent and the technology-heavy NASDAQ Composite Index led the way with a return of 44.92 percent. All recorded multiple record highs throughout the year, including 33 by the S&P 500® alone.

Positive economic reports and solid corporate earnings propelled stocks upward as 2020 began. But early reports of a virus with potentially serious consequences for human health and, hence, equally serious implications for the global economy began to erode investor confidence and the S&P 500® and DJIA closed January moderately lower. As more became known, investors fled the markets en masse, leading to declines in the S&P 500® of 8.23 percent in February and 12.35 percent in March. Trading was highly volatile, as the DJIA recorded day-over-day swings of 2,000 points or more and the VIX, a measure of expected volatility in the S&P 500®, rose to a record of 82.69 in March (by comparison, in 2019 the VIX averaged 15.39).

In April the markets reversed course—dramatically—with the arrival of actions by Congress and the Federal Reserve to slash interest rates, boost liquidity and provide broad economic stimulus, including relief for consumers. Investors flocked to mega-cap tech stocks and those issues that stood to benefit from trends like working and shopping from home. The S&P 500® rose 12.82 percent for the month and went on to post gains in six of the remaining eight months of the year. By August, the S&P 500® had recouped all of its losses and reached a new record high—marking the fastest recovery in history from the depths of a bear market to the heights of an all-time high.

Stocks pushed higher through the first three weeks of the fourth quarter despite choppy trading that reflected good news—strong corporate earnings and the economy growing at an annualized rate of 33.4 percent in the third quarter, the fastest pace on record—offset by concerns over the coronavirus, a stimulus package that was stalled in Congress and uncertainties surrounding the upcoming presidential election.

The election itself was accompanied by strong upward moves in the market, even during the period after election day when the final outcome remained in doubt. The S&P 500® ended election week up 7.3 percent. Reports had Mr. Biden holding the lead in popular and electoral votes but with Republicans appearing to maintain control of the Senate investors felt that with power in Washington divided major policy shifts were unlikely to be enacted. On the heels of the election came news from Pfizer and BioNTech that their COVID-19 vaccine candidate proved to be 95 percent effective in phase 3 clinical trials. The news drove the S&P 500® and the DJIA higher but saw the NASDAQ Composite decline, reflecting a belief that pandemic relief would most benefit companies hardest-hit by the virus. Prospects of a vaccine fueled a rotation into cyclical and value style stocks as well as small-cap issues. At mid-month stocks rallied again on news that a second COVID-19 vaccine, from Moderna, proved to be more than 94 percent effective in phase 3 trials.

Annual Report | December 31, 2020	1

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

November saw the Russell 2000® Index—a widely followed barometer of small-cap performance—advance 18.43 percent and post its biggest monthly gain since the inception of that index more than 40 years ago. The index far outpaced larger-cap indices although the DJIA traded above 30000 for the first time ever. After the strong November, markets were once again choppy in December. News of the first doses of the Pfizer/BioNTech vaccine shipping to healthcare providers and Congress approving a $900 billion financial rescue package were offset by a surge in coronavirus cases across the country and weak economic reports.

Liberty All-Star® Equity Fund

Fund returns for 2020 were mixed. For the full year, the Fund returned 18.03 percent with shares valued at net asset value (NAV) with dividends reinvested and 12.63 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The return on Fund shares valued at NAV exceeded the 16.68 percent return of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, while the Fund’s market price return lagged as the discount to which shares trade relative to NAV rose year-over-year. Fund returns outperformed the DJIA for the year and were mixed compared with the S&P 500® and the NASDAQ Composite, which benefited by returns from a handful of mega-cap technology stocks.

The Fund delivered a strong fourth quarter, returning 16.81 percent with shares valued at NAV with dividends reinvested and 17.55 percent with shares valued at market price with dividends reinvested. These returns meant the Fund significantly outperformed the S&P 500®, the DJIA and the Lipper benchmark on both an NAV and market price basis.

Growth style investing continued to produce better relative returns than value style stocks over the course of the year. The large-cap Russell 1000® Growth Index returned 38.49 percent for 2020 while its value counterpart returned just 2.80 percent. That said, the aforementioned rotation in the fourth quarter produced much different results, as the Russell 1000® Value Index returned 16.25 percent versus 11.39 percent for the corresponding Growth Index.

The discount at which Fund shares trade relative to their underlying NAV generally showed little quarter-over-quarter change. For the fourth quarter the discount was in a range of -5.6 percent to -10.4 percent versus -6.2 percent to -9.0 percent in the third quarter. For the full year, the range was a 2.5 percent premium to a -21.3 percent discount.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.16 per share in the fourth quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $28.18 per share for a total of more than $3.1 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Once again in this annual report, we are pleased to be able to call on the Fund’s five investment managers for analysis of the complex and turbulent environment that prevailed in 2020 and implications for the near-term future. We invite shareholders to read their comments in our annual Manager Roundtable beginning on page 13.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

The Fund confronted headwinds in 2020 owing to two factors: First, the continued (and widening) outperformance of growth style stocks versus value style issues; in fact, 2020 produced the greatest calendar year return gap ever between the two styles. As shareholders are aware, the Fund nominally allocates 60 percent of assets to value style managers and 40 percent to growth managers. With the cycle of growth over value reaching an extreme, we were heartened by the rotation to the value style that occurred in the fourth quarter and we are hopeful that it portends a more balanced market in the future. The second challenge in 2020 was the highly concentrated nature of the market, with returns being driven by a few mega-cap information technology and consumer discretionary stocks. Such concentration is fine when it works—but is open to levels of risk that can be offset by a well-diversified portfolio and a long-term perspective. The managers also did a fine job in stock selection—a tribute to their adherence to their strategy and investment process.

We are gratified by the Fund’s strong fourth quarter. More importantly, however, our focus on the long-term has been rewarded with returns exceeding the Fund’s primary benchmark for the trailing one-, three- and five-year periods. Please be assured that we at ALPS Advisors will continue to monitor and manage the Fund with shareholders’ long-term interests first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

Annual Report | December 31, 2020	3

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDED DECEMBER 31, 2020

FUND STATISTICS:
Net Asset Value (NAV)	$7.37
Market Price	$6.90
Discount	-6.4%

	Quarter	2020
Distributions*	$0.16	$0.63
Market Price Trading Range	$5.77 to $6.93	$3.67 to $7.15
Premium/(Discount) Range	-5.6% to -10.4%	2.5% to -21.3%

PERFORMANCE:
Shares Valued at NAV with Dividends Reinvested	16.81%	18.03%
Shares Valued at Market Price with Dividends Reinvested	17.55%	12.63%
Dow Jones Industrial Average	10.73%	9.72%
Lipper Large-Cap Core Mutual Fund Average	11.97%	16.68%
NASDAQ Composite Index	15.63%	44.92%
S&P 500® Index	12.15%	18.40%

*	All 2020 distributions consist of ordinary dividends and long-term capital gains. A breakdown of each 2020 distribution for federal income tax purposes can be found in the table on page 45.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY
AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDED DECEMBER 31, 2020	3 YEARS	5 YEARS	10 YEARS
LIBERTY ALL-STAR® EQUITY FUND
Distributions	$1.97	$3.01	$4.88
Shares Valued at NAV with Dividends Reinvested	13.61%	14.58%	11.89%
Shares Valued at Market Price with Dividends Reinvested	14.40%	16.39%	12.76%
Dow Jones Industrial Average	9.90%	14.65%	12.97%
Lipper Large-Cap Core Mutual Fund Average	12.57%	13.66%	12.38%
NASDAQ Composite Index	24.39%	22.12%	18.46%
S&P 500® Index	14.18%	15.22%	13.88%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 68.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2020	5

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS
Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY
The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS
The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING
ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY
Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

DISTRIBUTION POLICY
Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2020	7

Liberty All-Star® Equity Fund	Table of Distributions and Rights Offerings

(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
Total	$28.18

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2020. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $57,617 (including the December 31, 2020 value of the original investment of $11,500 plus distributions during the period of $45,000 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $305,582.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $494,889 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $49,966.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | December 31, 2020	9

Major Stock Changes in the Quarter
Liberty All-Star® Equity Fund	and Distribution Policy

December 31, 2020 (Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2020.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/20
PURCHASES
American Express Co.	51,926	51,926
Edison International	103,823	103,823
Micron Technology, Inc.	104,233	104,233
MSCI, Inc.	15,490	15,490
Walt Disney Co.	36,284	36,284
SALES
Becton Dickinson and Co.	(34,315)	0
Ecolab, Inc.	(38,335)	0
HD Supply Holdings, Inc.	(162,620)	0
Stanley Black & Decker, Inc.	(34,340)	0
Xilinx, Inc.	(83,670)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings and Economic Sectors

December 31, 2020 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Amazon.com, Inc.	2.46%
PayPal Holdings, Inc.	2.41
Adobe, Inc.	2.07
Visa, Inc.	2.00
Microsoft Corp.	1.77
Facebook, Inc.	1.76
Alphabet, Inc.	1.73
UnitedHealth Group, Inc.	1.62
salesforce.com, Inc.	1.61
JPMorgan Chase & Co.	1.55
Sony Corp.	1.51
Danaher Corp.	1.39
ServiceNow, Inc.	1.31
Berkshire Hathaway, Inc.	1.22
General Electric Co.	1.19
Capital One Financial Corp.	1.18
Equinix, Inc.	1.10
Chubb, Ltd.	1.07
IHS Markit, Ltd.	1.03
Charles Schwab Corp.	1.02
31.00%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	21.32%
Financials	17.01
Consumer Discretionary	14.44
Health Care	13.32
Industrials	11.16
Communication Services	6.18
Materials	3.84
Energy	3.71
Consumer Staples	3.40
Real Estate	2.29
Utilities	1.13
Other Net Assets	2.20
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2020	11

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

		INVESTMENT STYLE SPECTRUM
PORTFOLIO CHARACTERISTICS	VALUE				GROWTH
AS OF DECEMBER 31, 2020
	Pzena	Fiduciary	Aristotle	Sustainable	TCW	Total Fund	S&P 500® Index
Number of Holdings	38	30	46	29	31	152*	505
Percent of Holdings in Top 10	41%	46%	35%	45%	54%	19%	27%
Weighted Average Market Capitalization (billions)	$54	$133	$160	$363	$360	$213	$490
Average Five-Year Earnings Per Share Growth	-8%	13%	13%	19%	30%	14%	11%
Dividend Yield	2.0%	1.4%	1.5%	0.6%	0.4%	1.2%	1.5%
Price/Earnings Ratio**	20x	23x	28x	43x	50x	30x	30x
Price/Book Value Ratio	1.2x	3.3x	2.7x	9.5x	10.9x	2.9x	4.2x
*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

A tumultuous 2020 saw the S&P 500® Index and other benchmarks go from bear market to record highs in the span of a few months. For the Fund’s investment managers, it was a year that proved the value of staying on course and adhering to their style, strategy and investment process.

Liberty All-Star Equity Fund’s five investment managers represent long experience, deep knowledge, proven track records and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. Such a perspective was especially valuable in 2020, a year without precedent for which there was no investment roadmap. Thus, once again, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each, and their respective styles and strategies are:

ARISTOTLE CAPITAL MANAGEMENT, LLC

Portfolio Manager/Howard Gleicher, CFA

CEO and Chief Investment Officer

Investment Style/Value – Aristotle seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where catalysts exist that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up research-driven process and invests with a long-term perspective.

FIDUCIARY MANAGEMENT, INC.

Portfolio Manager/Patrick J. English, CFA

Chairman, CEO and CIO

Investment Style/Value – Fiduciary utilizes a business owner’s approach to investing by thoroughly examining the economics of the business and the quality of the management team, seeking to invest in durable business franchises that are selling at a discount to their underlying value.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/John J. Flynn

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Kishore D. Rao

Principal and Portfolio Manager

Investment Style/Growth—Sustainable focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Group Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

Annual Report | December 31, 2020	13

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

From the perspective of your style and strategy, what had the most impact on your portfolio in 2020? Many investors would say it was COVID-19. But while considering macro factors to varying degrees in their investment process, Liberty All-Star Equity Fund managers generally build their portfolios bottom-up based on company fundamentals. For you, there may have been another less visible influencer, or influencers, that impacted portfolio performance. As Fiduciary Management is the Fund’s newest manager, let’s ask Pat English to start us off.

English (Fiduciary – Value): Fiduciary was selected to be a Liberty All-Star Equity Fund investment manager in June 2020 and since then has outperformed the Russell 1000® Value benchmark but lagged the S&P 500®. The confluence of COVID-19 and an unprecedented amount of monetary and fiscal stimulus into the economy just added more fuel for growth stocks that have dominated the broader market during this cycle. Many investors are not drawing the connection between fundamental results and stock prices. To them, stocks are simply pieces of paper that go higher. The crazier the action is in stocks like Tesla (TSLA) the more likely the fever will break, ushering in a period of value outperformance. Speculation will be generously rewarded, until it isn’t.

Let’s stay with the Value perspective and ask John Flynn to speak for Pzena.

Flynn (Pzena – Value): The exogenous shock of the COVID-19 pandemic significantly impacted the portfolio in 2020, but its effects varied industry by industry. Energy and financials were the two worst-performing sectors in the Russell 1000® Value Index and they both had large weightings in the portfolio. Energy stocks tumbled due to concurrent supply and demand shocks, which pressured global crude prices. The supply/demand imbalance, although severe, is likely transitory and should normalize over time. A significant part of our energy exposure is to oilfield service companies, which we expect to benefit both from this normalization and the technological prowess to make exploration and production more efficient and environmentally responsible. Financial stocks also fell on the premise that historically low interest rates will persist indefinitely—pressuring banks’ net interest income—and widespread defaults will require lenders to raise additional capital to absorb loan losses, both scenarios we view as highly unlikely, particularly due to U.S. banks’ large excess capital positions. The recent Fed decision to allow banks to resume capital return to shareholders is a clear signal of their sound financial position and supports our long-term investment case for these companies.

Howard, round out the value perspective and share Aristotle’s thoughts, please.

Gleicher (Aristotle – Value): As you correctly noted, our portfolio is built from the bottom-up. While we seek out companies that are largely in control of their own destinies, sometimes companies may benefit from trends outside their control. This past year several companies in our portfolio benefitted from the acceleration of trends that, we believe, were in place prior to this terrible pandemic. Three trends of note include digitization, e-commerce transformation and the resurgence of homeownership. Companies such as Microsoft (MSFT), PayPal (PYPL) and homebuilder Lennar (LEN) are businesses we have owned for many years and today remain uniquely positioned to benefit as remote collaboration and online marketplaces accelerate their advances.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Thank you, all. Turning to the Growth point of view, Craig Blum where is TCW on this question?

Blum (TCW – Growth): While we’d like to provide you a more contrarian answer, the reality is that COVID-19 had a major impact on our performance in 2020. We manage a concentrated portfolio and are interested in only owning companies with strong business models and growing end markets. Often these companies benefit from long-wave secular trends, such as ubiquitous connectivity, 5G, digital transformation, artificial intelligence (AI) and online advertising migration. We have talked about these irrefutable trends for years in past annual roundtables. We believed that many of the market-leading companies we own were going to profit from these secular trends over time; the pandemic simply pulled forward the demand curves for many of these trends.

“We manage a concentrated portfolio and are interested in only owning companies with strong business models and growing end markets.”

—Craig Blum
(TCW – Growth)

Kishore, let’s wrap up our opening discussion by hearing from Sustainable.

Rao (Sustainable – Growth): The large rise in market volatility associated with the uncertainty and economic dislocations generated by the COVID-19 pandemic created many opportunities for long-term investors who had done their research and were able to look through the short-term issues and high emotions to leverage a longer-term perspective and take advantage of opportunities in some great businesses. We were able to buy some great growth businesses early in the year on weakness then trim and sell stocks that rebounded strongly in the summer and fall. While turnover in the portfolio has averaged about 35 percent over time, this year our turnover approximated 51 percent due to accentuated market movements and our ability to capitalize upon them.

“Uncertainty and economic dislocations generated by the pandemic created many opportunities for long-term investors who had done their research.”

—Kishore Rao

(Sustainable – Growth)

Off to a good start, so let’s tackle another question: The S&P 500® Index increased 18.40 percent in 2020. But the median stock in the index was ahead just 8.66 percent, indicating how narrow the stock market’s advance was. Other disparities have existed as well: the outperformance of growth over value and large-cap outperforming small/mid-cap. In recent months, however, there has been a shift toward value stocks and small/mid-caps, closing the performance gap. What do you see in the coming year for market breadth, growth v. value and large-cap relative to small/mid-cap? Kishore, we’ll ask you to start for Sustainable followed by Craig and TCW’s point of view.

Rao (Sustainable – Growth): Our focus is on identifying high quality companies with above average predictable and sustainable growth and then purchasing them at attractive cash flow-based valuations. How the market is going to reward certain attributes or styles in the short term is an impossible thing to predict. It would not be surprising to see sections of the market that have failed to participate in 2020’s strength catch-up in 2021 should the economic dislocations of this year begin to correct and the COVID-19 pandemic wind down as the vaccinations become more widely available globally. However, we do not see the ingredients in place to support a sustained change in market leadership given the low level of inflation, huge amounts of excess capacity and long-term demographic trends.

Annual Report | December 31, 2020	15

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Blum (TCW – Growth): Much of last year’s returns, as well as 2019’s, were driven by multiple expansion rather than earnings growth. In fact, without price/earnings (P/E) multiple expansion, the S&P 500® would have returned -3.2 percent over the past two years rather than +45.1 percent. Given the current market multiple as well as the prospects of higher rates, we’d be surprised if significant multiple expansion drives returns from here; rather, absolute earnings will be paramount. In 2021, we believe the market will wrestle with the trade-off between higher taxes and increased fiscal stimulus, among other dynamics. We believe the latter supersedes the former and—in addition to a vaccine-driven, broader reopening of the economy—likely provides a nice backdrop for accelerating growth and favorable equity market returns. As for growth versus value, we do not expect a repeat of 2020, whereby growth outperformed value by about 36 percentage points for the year, the widest margin in history based on Russell 1000® benchmarks.

We might get some different perspectives from the Value point of view. Let’s go in alphabetical order and ask Aristotle to start us off followed by Fiduciary and Pzena.

Gleicher (Aristotle – Value): Is history bound to repeat itself? Some investment philosophies are built around this paradigm. “Reversion to the mean” implies a sort of “steady state” that must be returned to. “Momentum” investing is one whereby patterns are thought to be continued … until they are not. Even “value” investing implies that what appears “cheap” or “expensive” today may revert back to “normal” tomorrow.

“Our investment team treats each economic cycle on its own merits, each industry period as unique and each business according to its own set of circumstances.”

—Howard Gleicher

(Aristotle – Value)

The investment team at Aristotle treats each economic cycle on its own merits, each industry period as unique and each business according to its own set of circumstances. Yes, we may draw from historic parallels and consider them, but each instance may have its own unique outcome. As we noted in our response to your first question, some companies and industries have benefitted from this past year while others have gone or will go bankrupt. We continue to observe that “the big are getting bigger.” Large corporations mostly have fared better than smaller ones thus far during this crisis. In some cases, it could be permanent.

English (Fiduciary – Value): To further expand on your point, there were 396 companies that lost money in 2019, before COVID-19, with market capitalizations of greater than $1 billion. In 2020, that group of money-losing companies gained 114 percent for the year. Despite the recent rally in value stocks, the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by an astonishing 35.7 percentage points in 2020. This far exceeded the 25.8 percentage point spread of growth over value in 1999. Being a value investor in a growth- and momentum-driven stock market is a lonely existence, but one that can be quite rewarding through a full cycle. The Fiduciary philosophy and strategy had a remarkable half-decade run after the tech bubble burst in early 2000. As the small print says, past performance is no guarantee of future performance, but we are confident that a commonsense value approach will win over the long term.

“As the small print says, past performance is no guarantee of future performance, but we are confident that a commonsense value approach will win over the long term.”

—Patrick English
(Fiduciary – Value)

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Flynn (Pzena – Value): We believe value is well positioned for continued outperformance in the new year, as valuation spreads remain wide and earnings are poised for a significant rebound. This should contribute to a widening of market breadth, as investors shift away from mega-cap growth names that benefitted from the work-from-home environment to beaten-up and forgotten cyclical stocks that typically outperform when economic conditions normalize. In the same vein, our research indicates that, on average, value significantly outperforms the broad market during and in the years following a recession as the economy recovers. With that, we anticipate value, which is highly levered to economic expansion, to continue to outpace growth as we emerge from the recession. Likewise, we see an opportunity for small/mid-caps to outperform, reversing a period of deep underperformance.

“We believe value is well positioned for continued outperformance in the new year, as valuation spreads remain wide and earnings are poised for a significant rebound.”

—John Flynn
(Pzena – Value)

Some stocks were clear beneficiaries of COVID-19 in 2020, e.g., the stay-at-home trade. What is a stock in the portion of the Liberty All-Star Equity Fund that you manage that produced good returns without being a direct beneficiary of the pandemic? Kishore, what’s a stock that worked well for Sustainable?

Rao (Sustainable – Growth): Ball Corp. (BLL) is the leader in the production of recyclable aluminum containers for use by the beverage and other industries that are switching from plastics. Today approximately 70 percent of new beverages in the U.S. are bottled in aluminum cans whereas five years ago it was about 30 percent. Ball is in an excellent position to capitalize on this trend.

Craig, same question please.

Blum (TCW – Growth): ASML Holding (ASML), which was up 65 percent in 2020, has a near monopoly in leading edge lithography equipment and is in the middle of a significant, multi-year product cycle. ASML’s Extreme Ultraviolet (EUV) lithography machines are a critical enabler of the continued shrinkage of transistors in the semiconductor industry. EUV system lead-times are significant and the product is still supply constrained.

Turning to the Value managers, John what was a solid performer in the Pzena portfolio?

Flynn (Pzena – Value): Lear Corp. (LEA), which designs and manufactures seats and e-systems for global auto OEMs, rose nearly 17 percent for the year. Although the company faced revenue headwinds and elevated costs due to government-mandated work stoppages across the industry, volumes recovered in the back half of the year, as did auto sales, boosting Lear’s margins and cash flow.

Annual Report | December 31, 2020	17

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Let’s ask Pat and Howard to tell us about a winner from their respective portfolios.

English (Fiduciary – Value): HD Supply is an industrial distributor with a focus on building and facilities maintenance. The business struggled as offices were closed and its revenues declined approximately 10 percent during the peak of the lockdown but have since improved steadily. In November, Home Depot (HD) announced it would acquire HD Supply for $56/share, which was a 25 percent premium from the previous day’s close. HD Supply gained 60 percent since Fiduciary was added as a Liberty All- Star Equity Fund manager last June.

Gleicher (Aristotle – Value): Qualcomm (QCOM) is a company we have followed for years and added to the portfolio in the second quarter of 2020. We believe shares advanced due to a variety of factors, perhaps most notably the earlier than anticipated execution of a key catalyst we identified prior to our purchase. The company came to an amicable licensing agreement with Huawei and received a favorable court ruling in a longstanding challenge to its business model. With the resolution of these legal issues, Qualcomm’s business model has, once again, been validated.

What is a stock in the portion of the Liberty All-Star Equity Fund that you manage that you feel is well positioned for 2021 and why? Craig, what does TCW like and Kishore how about Sustainable?

Blum (TCW – Growth): IQVIA Holdings (IQV) is a leading data provider and global contract research organization that helps life science companies develop and sell their products. We believe the company’s proprietary data assets are unmatched and an industry standard for biopharma companies. IQV has been a leader in COVID-19 R&D work—done at little profit—and as the traditional R&D market comes back online in 2021, we believe IQV is poised to benefit.

Rao (Sustainable – Growth): Intuitive Surgical (ISRG) is the leader in robotic surgeries, which result in lower costs and better outcomes for patients. The pandemic delayed many procedures from taking place in 2020 and we expect they’ll occur in 2021. Additionally, more procedures are being approved for robotic surgery, paving an attractive runway for growth in a cost-focused health care environment.

Howard, what’s a holding whose prospects Aristotle likes?

Gleicher (Aristotle – Value): Based in Pittsburgh, PNC Financial Services (PNC), we believe, has a unique corporate culture and a vastly superior management team. The company’s operations span throughout the Midwest, Mid-Atlantic and Southern U.S., and PNC recently announced the acquisition of Texas-based Compass Bank. PNC maintains businesses with high predictability, low customer churn, diversification of assets and liabilities, proven loan underwriting prowess, growing market share within territories served, and a value-added business model whereby normal return on equity exceeds the company’s cost of capital. A material catalyst for fundamental improvement is the Compass acquisition. We believe in its potential as PNC has a history of similarly favorable acquisitions including BlackRock, National City Corp., RBC Americas and others. Valuation, as with many financial companies, is favorable and, in our estimation, is not reflective of the long-term future of this business.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

John, how about Pzena?

Flynn (Pzena – Value): Industrial conglomerate General Electric (GE) is poised to benefit from positive operating leverage as air travel demand eventually rebounds. GE’s management has focused on right-sizing the company’s cost structure—and reducing leverage—during the downturn, which should help boost profit in its lucrative aviation unit once revenue recovers.

This has been a good discussion. Pat, you started us off so let us ask you to conclude it for Fiduciary.

English (Fiduciary – Value): We view the current environment as the exception and have positioned the portfolio for the other side of the interest rate cycle. For example, we have increased our weighting in JPMorgan Chase (JPM) given the bank’s solid franchise and fortress-like balance sheet. As a testament to the strength of the franchise, JPM’s pre-tax income compounded annual growth rate has outpaced all its peers since 2000 with lower volatility. The stock trades at a P/E multiple of 12.1 times based on 2019 earnings, 2.1 times price-to-tangible equity and has a 2.6 percent dividend yield. This is a compelling valuation for arguably the best run bank in the country.

Many thanks to all for sharing your insights. In an investment environment without precedent, 2020 was surely a year when adhering to time-tested investment strategies and processes was essential. We’ll hope for a more normalized environment in 2021, beginning with significant progress in the battle against COVID-19.

Annual Report | December 31, 2020	19

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (97.80%)
COMMUNICATION SERVICES (6.18%)
Entertainment (0.41%)
Walt Disney Co.(a)	36,284	$6,573,935

Interactive Media & Services (4.37%)
Alphabet, Inc., Class C(a)	15,828	27,728,757
Facebook, Inc., Class A(a)	103,310	28,220,159
Match Group, Inc.(a)	41,000	6,198,790
Twitter, Inc.(a)	142,600	7,721,790
		69,869,496
Media (1.40%)
Comcast Corp., Class A	283,468	14,853,723
Omnicom Group, Inc.	119,755	7,469,120
		22,322,843
CONSUMER DISCRETIONARY (14.44%)
Auto Components (0.95%)
Cie Generale des Etablissements Michelin SCA(b)	115,246	2,964,127
Lear Corp.	76,853	12,221,933
		15,186,060
Automobiles (0.75%)
Ford Motor Co.	1,367,056	12,016,422

Hotels, Restaurants & Leisure (0.79%)
Yum! Brands, Inc.	116,586	12,656,576

Household Durables (3.33%)
Lennar Corp., Class A	103,300	7,874,559
Lennar Corp., Class B	2,500	153,000
Mohawk Industries, Inc.(a)	76,805	10,825,665
Newell Brands, Inc.	482,863	10,251,181
Sony Corp.(b)	238,588	24,121,247
		53,225,652
Internet & Direct Marketing Retail (3.42%)
Amazon.com, Inc.(a)	12,081	39,346,971
Booking Holdings, Inc.(a)	6,903	15,374,845
		54,721,816
Multiline Retail (1.68%)
Dollar General Corp.	65,300	13,732,590
Dollar Tree, Inc.(a)	121,399	13,115,948
		26,848,538
Specialty Retail (1.40%)
Home Depot, Inc.	26,980	7,166,428

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc.	149,780	$10,228,476
Ulta Beauty, Inc.(a)	16,971	4,873,392
		22,268,296
Textiles, Apparel & Luxury Goods (2.12%)
Gildan Activewear, Inc.	485,431	13,596,922
NIKE, Inc., Class B	78,938	11,167,359
PVH Corp.	97,564	9,160,284
		33,924,565
CONSUMER STAPLES (3.40%)
Beverages (0.92%)
Coca-Cola Co.	142,000	7,787,280
PepsiCo, Inc.	46,259	6,860,210
		14,647,490
Food & Staples Retailing (0.65%)
Costco Wholesale Corp.	20,066	7,560,468
Walgreens Boots Alliance, Inc.	71,000	2,831,480
		10,391,948
Food Products (0.72%)
Nestle SA(b)	53,043	6,248,465
Tyson Foods, Inc., Class A	81,000	5,219,640
		11,468,105
Household Products (0.45%)
Procter & Gamble Co.	51,500	7,165,710

Personal Products (0.66%)
Unilever PLC(b)	175,925	10,618,833

ENERGY (3.71%)
Energy Equipment & Services (2.32%)
Baker Hughes Co.	586,952	12,237,949
Halliburton Co.	651,525	12,313,823
NOV, Inc.	593,470	8,148,343
Schlumberger NV	200,105	4,368,292
		37,068,407
Oil, Gas & Consumable Fuels (1.39%)
Cabot Oil & Gas Corp.	330,000	5,372,400
Cenovus Energy, Inc.	528,447	3,191,820
Exxon Mobil Corp.	73,583	3,033,091
Phillips 66	66,000	4,616,040
Pioneer Natural Resources Co.	25,500	2,904,195

See Notes to Financial Statements.

Annual Report | December 31, 2020	21

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(b)(c)	91,039	$3,199,111
		22,316,657
FINANCIALS (17.01%)
Banks (5.24%)
Bank of America Corp.	211,440	6,408,747
BOK Financial Corp.	2,189	149,903
Citigroup, Inc.	239,427	14,763,069
Commerce Bancshares, Inc.	67,200	4,415,040
Cullen/Frost Bankers, Inc.	38,000	3,314,740
East West Bancorp, Inc.	88,000	4,462,480
JPMorgan Chase & Co.	195,133	24,795,550
Mitsubishi UFJ Financial Group, Inc.(b)(c)	650,000	2,879,500
PNC Financial Services Group, Inc.	49,400	7,360,600
Wells Fargo & Co.	502,996	15,180,419
		83,730,048
Capital Markets (4.05%)
Ameriprise Financial, Inc.	41,500	8,064,695
Charles Schwab Corp.	307,000	16,283,280
Goldman Sachs Group, Inc.	39,171	10,329,784
Morgan Stanley	62,922	4,312,045
MSCI, Inc.	15,490	6,916,750
Northern Trust Corp.	87,915	8,188,403
S&P Global, Inc.	17,000	5,588,410
UBS Group AG(c)	361,404	5,106,638
		64,790,005
Consumer Finance (1.58%)
American Express Co.	51,926	6,278,373
Capital One Financial Corp.	191,131	18,893,299
		25,171,672
Diversified Financial Services (2.20%)
Berkshire Hathaway, Inc., Class B(a)	83,925	19,459,690
Equitable Holdings, Inc.	371,413	9,504,458
Voya Financial, Inc.	105,990	6,233,272
		35,197,420
Insurance (3.94%)
American International Group, Inc.	373,089	14,125,149
Axis Capital Holdings, Ltd.	171,252	8,629,388
Chubb, Ltd.	111,615	17,179,781
Cincinnati Financial Corp.	71,000	6,203,270
MetLife, Inc.	207,103	9,723,486

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
Progressive Corp.	72,795	$7,197,970
		63,059,044
HEALTH CARE (13.32%)
Biotechnology (1.13%)
Amgen, Inc.	35,800	8,231,136
BioMarin Pharmaceutical, Inc.(a)	26,100	2,288,709
Regeneron Pharmaceuticals, Inc.(a)	15,675	7,572,749
		18,092,594
Health Care Equipment & Supplies (5.86%)
Abbott Laboratories	116,520	12,757,775
Alcon, Inc.(a)	104,500	6,894,910
Align Technology, Inc.(a)	19,546	10,444,991
Boston Scientific Corp.(a)	151,747	5,455,304
Danaher Corp.	100,007	22,215,555
Intuitive Surgical, Inc.(a)	10,458	8,555,690
Koninklijke Philips NV(a)	205,780	11,147,111
Medtronic PLC	70,000	8,199,800
Smith & Nephew PLC(b)	191,393	8,071,043
		93,742,179
Health Care Providers & Services (3.02%)
Cardinal Health, Inc.	53,609	2,871,298
McKesson Corp.	37,804	6,574,872
Quest Diagnostics, Inc.	107,710	12,835,801
UnitedHealth Group, Inc.	74,042	25,965,048
		48,247,019
Life Sciences Tools & Services (1.70%)
Illumina, Inc.(a)	32,248	11,931,760
IQVIA Holdings, Inc.(a)	33,275	5,961,882
Thermo Fisher Scientific, Inc.	19,859	9,249,925
		27,143,567
Pharmaceuticals (1.61%)
Elanco Animal Health, Inc.(a)	209,500	6,425,365
Novartis AG(b)	68,000	6,421,240
Viatris, Inc.(a)	205,038	3,842,412
Zoetis, Inc.	55,300	9,152,150
		25,841,167
INDUSTRIALS (11.16%)
Aerospace & Defense (0.92%)
General Dynamics Corp.	34,000	5,059,880
Textron, Inc.	199,286	9,631,492
		14,691,372

See Notes to Financial Statements.

Annual Report | December 31, 2020	23

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Air Freight & Logistics (0.38%)
Expeditors International of Washington, Inc.	63,729	$6,061,265

Building Products (1.90%)
Allegion PLC	61,000	7,099,180
Johnson Controls International PLC	151,500	7,058,385
Masco Corp.	295,064	16,207,866
		30,365,431
Commercial Services & Supplies (0.32%)
Waste Connections, Inc.	50,100	5,138,757

Electrical Equipment (0.87%)
Eaton Corp. PLC	82,515	9,913,352
Emerson Electric Co.	49,580	3,984,745
		13,898,097
Industrial Conglomerates (1.84%)
General Electric Co.	1,755,143	18,955,545
Honeywell International, Inc.	49,139	10,451,865
		29,407,410
Machinery (2.71%)
Oshkosh Corp.	32,785	2,821,805
PACCAR, Inc.	93,530	8,069,768
Parker-Hannifin Corp.	32,000	8,717,120
Wabtec Corp.	131,958	9,659,326
Xylem, Inc.	138,600	14,108,094
		43,376,113
Professional Services (1.53%)
IHS Markit, Ltd.	183,322	16,467,815
TransUnion	81,200	8,056,664
		24,524,479
Road & Rail (0.69%)
Union Pacific Corp.	52,732	10,979,857

INFORMATION TECHNOLOGY (21.32%)
IT Services (6.97%)
Accenture Ltd., Class A	22,563	5,893,681
Amdocs, Ltd.	9,763	692,490
Cognizant Technology Solutions Corp., Class A	110,970	9,093,991
FleetCor Technologies, Inc.(a)	48,355	13,192,695
Mastercard, Inc., Class A	28,696	10,242,750
PayPal Holdings, Inc.(a)	164,621	38,554,238
Snowflake, Inc.(a)	6,967	1,960,514

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
IT Services (continued)
Visa, Inc., Class A	145,863	$31,904,614
		111,534,973
Semiconductors & Semiconductor Equipment (3.04%)
ASML Holding N.V.	15,353	7,487,965
Microchip Technology, Inc.	73,500	10,151,085
Micron Technology, Inc.(a)	104,233	7,836,237
NVIDIA Corp.	23,993	12,529,145
QUALCOMM, Inc.	70,000	10,663,800
		48,668,232
Software (10.72%)
Adobe, Inc.(a)	66,315	33,165,458
ANSYS, Inc.(a)	33,000	12,005,400
Autodesk, Inc.(a)	38,627	11,794,368
Intuit, Inc.	19,134	7,268,050
Microsoft Corp.	126,993	28,245,783
salesforce.com, Inc.(a)	115,728	25,752,952
ServiceNow, Inc.(a)	37,985	20,908,083
Splunk, Inc.(a)	41,955	7,127,735
Trade Desk, Inc., Class A(a)	16,402	13,138,002
Workday, Inc., Class A(a)	50,223	12,033,933
		171,439,764
Technology Hardware, Storage & Peripherals (0.59%)
Hewlett Packard Enterprise Co.	790,520	9,367,662

MATERIALS (3.84%)
Chemicals (2.68%)
Corteva, Inc.	225,000	8,712,000
Dow Chemical Co.	174,225	9,669,488
Linde PLC	31,220	8,226,782
PPG Industries, Inc.	62,350	8,992,117
RPM International, Inc.	80,000	7,262,400
		42,862,787
Construction Materials (0.48%)
Martin Marietta Materials, Inc.	27,000	7,667,190

Containers & Packaging (0.68%)
Ball Corp.	116,761	10,879,790

REAL ESTATE (2.29%)
Equity Real Estate Investment Trusts (REITs) (2.29%)
American Tower Corp.	54,050	12,132,063

See Notes to Financial Statements.

Annual Report | December 31, 2020	25

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Equinix, Inc.	24,600	$17,568,828
Equity LifeStyle Properties, Inc.	52,600	3,332,736
Sun Communities, Inc.	23,800	3,616,410
		36,650,037
UTILITIES (1.13%)
Electric Utilities (1.13%)
Edison International	103,823	6,522,161
NRG Energy, Inc.	308,018	11,566,076
		18,088,237
TOTAL COMMON STOCKS
(COST OF $1,150,198,869)		1,563,907,517

SHORT TERM INVESTMENTS (3.66%)
MONEY MARKET FUND (3.42%)
State Street Institutional US Government Money Market Fund, 0.03%(d)
(COST OF $54,717,547)	54,717,547	54,717,547

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (0.24%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%
(COST OF $3,790,700)	3,790,700	3,790,700

TOTAL SHORT TERM INVESTMENTS
(COST OF $58,508,247)		58,508,247

TOTAL INVESTMENTS (101.46%)
(COST OF $1,208,707,116)		1,622,415,764

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.46%)		(23,281,565)

NET ASSETS (100.00%)		$1,599,134,199

NET ASSET VALUE PER SHARE
(217,091,684 SHARES OUTSTANDING)		$7.37

(a)	Non-income producing security.

(b)	American Depositary Receipt.

See Notes to Financial Statements.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2020

(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $6,752,160.

(d)	Rate reflects seven-day effective yield on December 31, 2020.

See Notes to Financial Statements.

Annual Report | December 31, 2020	27

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments at market value (Cost $1,208,707,116)(a)	$1,622,415,764
Receivable for investment securities sold	2,030,410
Dividends and interest receivable	945,684
Tax reclaim receivable	282,433
Prepaid and other assets	2,079
TOTAL ASSETS	1,625,676,370

LIABILITIES:
Payable for investments purchased	420,771
Distributions payable to shareholders	20,966,154
Investment advisory fee payable	914,758
Payable for administration, pricing and bookkeeping fees	233,407
Payable for collateral upon return of securities loaned	3,790,700
Accrued expenses	216,381
TOTAL LIABILITIES	26,542,171
NET ASSETS	$1,599,134,199

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,192,213,351
Total distributable earnings	406,920,848
NET ASSETS	$1,599,134,199

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	217,091,684
NET ASSET VALUE PER SHARE	$7.37

(a)	Includes securities on loan of $6,752,160.

See Notes to Financial Statements.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $114,048)	$19,688,387
Securities lending income	182,776
TOTAL INVESTMENT INCOME	19,871,163

EXPENSES:
Investment advisory fee	9,577,523
Administration fee	2,394,384
Pricing and bookkeeping fees	161,591
Audit fee	52,713
Custodian fee	111,633
Insurance expense	53,861
Legal fees	283,265
NYSE fee	229,630
Shareholder communication expenses	125,657
Transfer agent fees	111,956
Trustees’ fees and expenses	290,826
Proxy fees	485,650
Miscellaneous expenses	16,177
TOTAL EXPENSES	13,894,866
NET INVESTMENT INCOME	5,976,297

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	156,395,420
Net realized gain on foreign currency transactions	266
Net change in unrealized appreciation on investments	78,546,212
Net change in unrealized appreciation on foreign currency transactions	1,901
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	234,943,799
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$240,920,096

See Notes to Financial Statements.

Annual Report | December 31, 2020	29

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$5,976,297	$9,709,918
Net realized gain on investment transactions	156,395,686	120,574,073
Net change in unrealized appreciation on investments	78,548,113	211,449,980
Net Increase in Net Assets From Operations	240,920,096	341,733,971

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(133,478,564)	(130,361,118)
Return of capital	–	(4,161,021)
Total Distributions	(133,478,564)	(134,522,139)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	51,405,785	49,999,516
Net increase resulting from Capital Share Transactions	51,405,785	49,999,516
Total Increase in Net Assets	158,847,317	257,211,348

NET ASSETS:
Beginning of period	1,440,286,882	1,183,075,534
End of period	$1,599,134,199	$1,440,286,882

See Notes to Financial Statements.

30	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(b)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.

(b)	Calculated assuming all distributions are reinvested at actual reinvestment prices, and does not include a sales load. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

32	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2020	2019	2018	2017	2016

$6.90	$5.89	$6.87	$6.13	$6.18

0.03	0.05	0.05	0.04	0.04
1.07	1.62	(0.35)	1.26	0.39
1.10	1.67	(0.30)	1.30	0.43

(0.03)	(0.05)	(0.05)	(0.04)	(0.05)
(0.60)	(0.59)	(0.51)	(0.45)	(0.38)
–	(0.02)	(0.12)	(0.07)	(0.05)
(0.63)	(0.66)	(0.68)	(0.56)	(0.48)
$7.37	$6.90	$5.89	$6.87	$6.13
$6.90	$6.77	$5.38	$6.30	$5.16

18.0%	30.1%	(4.5%)	23.4%	9.1%
12.6%	39.7%	(4.9%)	34.4%	6.1%

$1,599	$1,440	$1,183	$1,330	$1,161
1.02%	0.99%	1.00%	1.01%	1.07%
0.44%	0.73%	0.72%	0.64%	0.76%
45%	23%	22%	21%	46%

Annual Report | December 31, 2020	33

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2020

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2020, the Fund held no securities that were fair valued.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2020

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2020	35

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2020

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$6,752,160	$3,790,700	$3,287,043	$7,077,743

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2020:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$3,790,700	$–	$–	$–	$3,790,700
Total Borrowings					$3,790,700
Gross amount of recognized liabilities for securities lending (collateral received)					$3,790,700

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2020

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,563,907,517	$–	$–	$1,563,907,517
Short Term Investments	58,508,247	–	–	58,508,247
Total	$1,622,415,764	$–	$–	$1,622,415,764

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Annual Report | December 31, 2020	37

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2020

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

COVID-19 Risk

The outbreak of the novel coronavirus that causes the respiratory disease COVID-19, (the “Coronavirus”) began in late 2019. The Coronavirus subsequently spread globally in early 2020. The impact of the outbreak has evolved during the Fund’s fiscal year and continues to change. The virus has impacted the U.S and countries throughout the world, resulting in travel restrictions, quarantines, and significant portions of the population working from home, temporary or permanent layoffs, and adverse economic impacts on many industries. There have been fluctuations of consumer demand in certain sectors, disruptions in supply chains and economic output, and other adverse economic impacts of the Coronavirus. Further developments could result in additional disruptions and uncertainty and could generally have significant impacts on economies and financial markets and could impact the value and performance of the Fund.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2020

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of December 31, 2020.

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

Distributions Paid From:	December 31, 2020	December 31, 2019
Ordinary Income	$20,329,176	$12,794,142
Long-term capital gains	113,149,388	117,566,976
Return of Capital	–	4,161,021
Total	$133,478,564	$134,522,139

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$–	$–	$413,209,415	$(6,288,567)	$406,920,848

The other cumulative effect of timing differences in the components of distributable earnings is related to the difference in timing of the distributions payable for financial statement and tax purposes.

As of December 31, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Unrealized Appreciation on Foreign Currencies	Net Unrealized Appreciation
$1,209,208,250	$473,744,051	$(60,536,537)	$1,901	$413,209,415

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Annual Report | December 31, 2020	39

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2020

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the year ended December 31, 2020 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2020 are disclosed in the Statement of Operations.

40	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2020

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $608,411,688 and $703,580,698, respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the year ended December 31, 2020 and year ended December 31, 2019, distributions in the amounts of $51,405,785 and $49,999,516, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 8,254,107 and of 8,025,673 shares, respectively.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Annual Report | December 31, 2020	41

Liberty All-Star® Equity Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Liberty All-Star® Equity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Equity Fund (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 25, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

42	www.all-starfunds.com

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

Annual Report | December 31, 2020	43

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

44	www.all-starfunds.com

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2020 distributions whether received in cash or shares of the Fund consist of the following:

(1)	ordinary dividends
(2)	long-term capital gains

The table below details the breakdown of each 2020 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non- Qualified	Long-Term Capital Gains
11/15/19*	01/02/20	$0.17	10.83%	1.70%	87.47%
01/24/20	03/09/20	$0.17	10.83%	1.70%	87.47%
04/24/20	06/08/20	$0.14	10.83%	1.70%	87.47%
07/24/20	09/08/20	$0.16	10.83%	1.70%	87.47%
11/13/20	01/04/21	$0.130349	10.83%	1.70%	87.47%
11/13/20**	01/04/21	$0.029651	–	–	–

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2020.
**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this portion of the distribution will be reported in the Form 1099-DIV for 2021.

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2020:

Qualified Dividend Income	86.41%
Dividend Received Deduction	79.54%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Equity Fund designated $113,149,388 as long-term capital gain dividends.

Annual Report | December 31, 2020	45

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

SHAREHOLDER MEETING RESULTS

On October 6, 2020, the Annual Meeting of Shareholders of the Fund was held to approve a new Portfolio Management Agreement and elect two Trustees to the Board. On June 8, 2020, the record date for the meeting, the Fund had outstanding 212,852,729 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 – To approve a new Portfolio Management Agreement:

For	Against/Withheld	Abstain	Broker Non-Votes
106,551,756.386	4,194,019.308	5,474,776.039	41,877,477.100

Proposal 2 – To elect two Trustees:

Nominee	For	Against/Withheld
Thomas W. Brock	147,939,984.748	10,158,044.085
George R. Gaspari	147,642,894.483	10,455,134.350

46	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

INDEPENDENT TRUSTEES

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/ Director**	Other Directorships Held
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2023	Chief Executive Officer, Silver Bay Realty (2016–2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012-2017)	2	Director, Liberty All-Star Growth Fund, Inc., Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2023	Financial Services Consultant (1996-2012)	2	Director, Liberty All-Star Growth Fund, Inc., Trustee (since 1999) and Chairman– Audit Committee (since January 2015), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2022	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999 - 2005, Boston College)	2	Director, Liberty All-Star Growth Fund, Inc., Trustee, Columbia Funds Series Trust I (since 1985)

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

Annual Report | December 31, 2020	47

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

INDEPENDENT TRUSTEES (continued)

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/ Director**	Other Directorships Held
Maureen K. Usifer Year of Birth: 1960	Trustee since 2018; Term expires 2021	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Director, Liberty All-Star Growth Fund, Inc., Director BlackRock Capital Investment Corporation (2005-Present)
Milton M. Irvin Year of Birth: 1949	Trustee since 2018; Term expires 2022	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Counsel (2006-present); Chair, Board Member South Carolina State University (2015-present); Graduate Executive Board Member Wharton School (2009-2016)	2	Director, Liberty All-Star Growth Fund, Inc.,

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

48	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

IINTERESTED TRUSTEE

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/ Director**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2021	Retired. Formerly, Chief Executive Officer and President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (2001-2019), and Director of ALPS Distributors, Inc. (2000-2019), ALPS Fund Services, Inc., (2000-2019) and ALPS Portfolio Solutions Distributor, Inc. (2013-2019). Mr. Burke also served as a Director of Boston Financial Data Services (2013-2019). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act, until October 31, 2021.	28	Director, Liberty All-Star Growth Fund, Inc., Trustee (since 2009) - Financial Investors Trust, Trustee (since 2004) - Clough Global Dividend and Income Fund, Trustee (since 2006) - Clough Global Equity Fund, Trustee -Clough Global Opportunities Fund, and Trustee - Clough Funds Trust (since 2015), Trustee – ALPS ETF Trust (since 2017)

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.
***	Mr. Burke is an “interested person” of the Funds under Section 2(a)(19) of the 1940 Act because he was formerly the CEO and President of ALPS Holdings, Inc.

Annual Report | December 31, 2020	49

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

PRINCIPAL OFFICERS

Name (Year of Birth) and Address*	Position with Funds**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Because of his position with ALPS Advisors, Inc., Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Because of his position with ALPS Advisors, Inc., Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Jill Kerschen Year of Birth: 1975	Treasurer	2020	Ms. Kerschen joined ALPS in July 2013 and served as a Fund Controller on the Fund Administration Team through 2019. She is currently Vice President, ALPS Advisors, Inc. and serves as Treasurer of Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc., Principal Real Estate Income Fund, and ALPS Variable Investment Trust. Because of her position with ALPS Advisors, Inc., Ms. Kerschen is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

50	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

PRINCIPAL OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Funds**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Matthew Sutula Year of Birth: 1985	Chief Compliance Officer	2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Sutula is also Chief Compliance Officer of Liberty All-Star Growth Fund, Inc., Principal RealEstate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc. and ALPS ETF Trust. Because of his position with ALPS Advisors, Inc., Mr. Sutula is deemed an affiliate of the Funds as defined under the 1940 Act.
Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Principal Legal Counsel and Vice President of ALPS. Ms. Khwaja-Dixon is also Secretary of RiverNorth Opportunities Fund, Inc., Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust, and Liberty All-Star Growth Fund, Inc. and Assistant Secretary of RiverNorth Funds, RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc. Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2020	51

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

PRINCIPAL OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Funds**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jennifer A. Craig Year of Birth: 1973	Assistant Secretary	2017	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is also Assistant Secretary of Liberty All-Star Growth Fund, Inc., Financial Investors Trust, Clough Global Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Secretary of Principal Real Estate Income Fund and Clerk of Goehring & Rozencwajg Investment Funds. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

52	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 17, 2020, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund and the following independent investment management firms: Aristotle Capital Management LLC (“Aristotle”), Pzena Investment Management, LLC (“Pzena”), Sustainable Growth Advisers, LP (“Sustainable”), and TCW Investment Management Company (“TCW”). Aristotle, Pzena, Sustainable and TCW are collectively referred to as “Portfolio Managers” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Trustees met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Trustee may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

Annual Report | December 31, 2020	53

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information on behalf of the Independent Trustees from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Trustees’ consideration of each Agreement. In addition, counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

54	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Investment Performance
The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

The Board received information which indicated among other things that, based on NAV, the Fund underperformed the Lipper Large-Cap Core Mutual Fund Average (“Lipper Average”) but was close to the median for the three-, five-, ten- and twenty-year periods ending June 30, 2020.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund
The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds. The Board considered that the Fund’s management and administration fees, and its total expense ratio were lower than the median of a representative group of closed-end funds selected by AAI. The Board also considered that the Fund’s management fee was higher than the median for the multi-manager open-end equity funds, but that the Fund’s total expense ratio was lower.

The Independent Trustees took into account that the Fund’s higher contractual management fees and expense ratios were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

Annual Report | December 31, 2020	55

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI
The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI. The Board and AAI generally are aware of the fees charged by the Portfolio Managers to other clients, and the Board believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board reached its conclusion based in part on the fees that the Portfolio Managers charge other clients, the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale
The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees.

Based on the foregoing, the Board concluded that the Fund was realizing economies of scale under the Agreements and management fee schedule, which supports the renewal of the Agreements.

Benefits to be Derived from the Relationship with the Fund
The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

56	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2020	57

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated December 31, 2019 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Portfolio Manager Information
Since the prior disclosure date, Fiduciary Management, Inc. was hired as a sub-adviser to replace Macquarie Investment Management.

Fund Organizational Structure
Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Investment Objective
There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 20% of the value of the Fund’s total assets may be invested in rights and warrants). The Fund may lend its portfolio securities, write covered call and put options and engage in options and futures strategies.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 20% of the value of the Fund’s net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers’ acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities (“U.S. Government Securities”), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor’s (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), short-term corporate debt securities rated not lower than AA by S&P or AA by Moody’s, and repurchase agreements with respect to the foregoing (collectively, “Short-Term Money Market Instruments”). The Fund may temporarily invest without limit in Short-Term Money Market Instruments for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

58	www.all-starfunds.com

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Up to 20% of the Fund’s net assets may be invested in below-investment grade securities. The below investment grade securities in which the Fund may invest are rated below BBB. This rating is defined by Standard & Poor’s as investment grade. The Fund does not currently intend to invest more than 5% of its net assets in below investment grade securities.

The Fund also may invest without limitation in foreign securities. The Fund does not currently intend to invest more than 5% of its net assets in foreign securities. Because American Depository Receipts (“ADRs”) are denominated in U.S. dollars and there is a large liquid market in the U.S. for them, ADRs are not considered foreign securities for purposes of calculating the Fund’s foreign securities exposure.

The Fund’s investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities, as well as certain of its investment restrictions, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board of Trustees.

Principal Investment Strategies
There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Investment Practices
The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

Lending of Portfolio Securities. The Fund, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to and not less than the market value, determined daily, of the securities loaned. The Fund would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. The Fund could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. The Fund will limit such lending to not more than 30% of the value of the Fund’s total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. The Fund requires the seller of the securities to maintain on deposit with the Fund’s custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 20% of the Fund’s net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

Annual Report | December 31, 2020	59

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. If the Fund invests in another investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. The Fund may invest in investment companies managed by AAI or other affiliates of AAI.

Exchange-Traded Funds. The Fund may invest in exchange traded funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or stocks (the “Underlying Securities”). The Underlying Securities are typically selected to correspond to the stocks or other securities that comprise a particular broad based, sector or international index, or that are otherwise representative of a particular industry sector. An investment in an ETF involves risks similar to investing directly in each of the Underlying Securities, including the risk that the value of the Underlying Securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF. Typically, ETFs are investment companies. However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies. To the extent an ETF is an investment company, the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

60	www.all-starfunds.com

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Options and Futures Strategies. The Fund may seek to increase the current return of the Fund’s portfolio by writing covered call or put options with respect to the types of securities in which the Fund is permitted to invest. Call options written by the Fund give the purchaser the right for a stated period to buy the underlying securities from the Fund at a stated price; put options written by the Fund give the purchaser the right for a stated period to sell the underlying securities to the Fund at a stated price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

The Fund may purchase put options to protect its portfolio holdings in the underlying security against a decline in market value. It may purchase call options to hedge against an increase in the prices of portfolio securities that it plans to purchase. By purchasing put or call options, the Fund, for the premium paid, acquires the right (but not the obligation) to sell (in the case of a put option) or purchase (in the case of a call option) the underlying security at the option exercise price, regardless of the then current market price.

The Fund may also seek to hedge against declines in the value of securities owned by it or increases in the price of securities it plans to purchase, or to gain or maintain market exposure, through the purchase of stock index futures and related options. For example, the Fund may purchase stock index futures and related options to enable a newly appointed Portfolio Manager to gain immediate exposure to underlying securities markets pending the investment of the portion of the Fund’s portfolio assigned to it. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

Expenses and losses incurred as a result of the hedging strategies described above will reduce the Fund’s current return.

Transactions in options and futures contracts may not achieve the intended goals of protecting portfolio holdings against market declines or gaining or maintaining market exposure, as applicable, to the extent that there is an imperfect correlation between the price movements of the options and futures contracts and those of the securities to be hedged. In addition, if a Portfolio Manager’s prediction on stock market movements is inaccurate, the Fund may be worse off than if it had not engaged in such options or futures transactions.

RISKS

The Fund is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.

Annual Report | December 31, 2020	61

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Investment and Market Risk
An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

Market Discount Risk
In addition, shares of closed-end management investment companies such as the Fund frequently trade at a discount from their NAV. The Shares were designed primarily for long-term investors, and investors in Shares should not view the Fund as a vehicle for trading purposes. This risk is separate and distinct from the risk that the Fund’s NAV may decline.

Common Stock Risk
The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example: an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Securities Risk
Preferred equity securities involve credit risk, which is the risk that a preferred equity security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred equity securities involves certain other risks. Certain preferred equity securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred equity securities) or defer distributions (in the case of “cumulative” preferred equity securities). Preferred equity securities often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred equity securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred equity securities may be significantly less liquid than many other securities, such as U.S. Government Securities, corporate debt or common stock.

62	www.all-starfunds.com

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Convertible Security Risk
The Convertible Securities that the Fund may invest include bonds and preferred stocks, warrants and rights to purchase equity (although as a non-fundamental policy, not more than 20% of the value of the Fund’s total assets may be invested in rights and warrants). Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company’s common stockholders. Consequently, an issuer’s convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). The convertible securities in which the Fund invests may be rated below investment grade.

Credit Risk
Credit risk is the risk that a security in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for the Fund, respectively, but there can be no guarantee that these will produce the desired results.

Annual Report | December 31, 2020	63

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Growth Stock Risk
Currently, approximately 40% of the Fund’s net assets are allocated to Portfolio Managers that utilize a “growth” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as value stocks or the stock market in general.

Value Stock Risk
Currently, approximately 60% of the Fund’s net assets are allocated to Portfolio Managers that utilize a “value” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in a Portfolio Manager’s opinion, undervalued. If the Portfolio Manager’s assessment of a company’s prospects is wrong, the price of the company’s stock may fall or may not approach the value the Portfolio Manager has placed on it.

Foreign Securities Risk
Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk
The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS.

The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Code and future changes in the Code and the Treasury regulations. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Inflation Risk
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions can decline.

Deflation Risk
Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

64	www.all-starfunds.com

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Market Disruption and Geopolitical Risk
Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

Legislation and Regulatory Risk
Legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

Annual Report | December 31, 2020	65

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

66	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tells us who receives the money

●   Tell us where to send the money

●   Show your government-issued ID

●   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Liberty All-Star Funds do not jointly market.

Annual Report | December 31, 2020	67

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 2000® Index

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

68	www.all-starfunds.com

ALL-STAR® EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer A. Craig, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of Audit Committee

USA LISTED NYSE

Annual Certifications — As required, on November 5, 2020, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA
LISTED
NYSE

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Trustees adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Trustees has determined that there is one audit committee financial expert serving on its audit committee.

(a)	(2) The registrant’s Board of Trustees has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2020 and December 31, 2019 were approximately $43,400 and $43,400, respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2020 and December 31, 2019 were approximately $4,035 and $4,035, respectively. Tax Fees in both fiscal years 2019 and 2018 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2020 and December 31, 2019 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $4,035 in 2020 and $173,035 in 2019.  These fees consisted of non-audit fees billed to (i) the Registrant of $4,035 and $4,035 in 2019, respectively, as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $0 in 2020 and $169,000 in 2019, respectively.  The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of December 31, 2020, Thomas W. Brock, George R. Gaspari, Milton M. Irvin, John J. Neuhauser and Maureen K. Usifer are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 8, 2021, unless otherwise noted

Aristotle Capital Management, LLC (“Aristotle”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Aristotle is managed by Howard Gleicher, CFA and Gregory Padilla, CFA. Mr. Gleicher is CEO and Chief Investment Officer of Aristotle. Having over 35 years of investment experience, Howard heads the firm and leads the investment effort. Prior to founding Aristotle, Howard was co-founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC. Howard’s prior investment-related experience includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Howard earned his Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and his MBA from Harvard University. He is a CFA® charterholder. Greg has 15 years of investment experience and is a member of the Aristotle Capital investment team. Prior to joining Aristotle, Greg was a Portfolio Manager, Equity Analyst at Vinik Asset Management, LP, Managing director, Portfolio Manager and Equity Analyst at Tradewinds Global Investors, LLC, and an Equity Analyst at Engerman Asst Management. Greg earned his Bachelor of Science in Finance from Arizona State University and an MBA from the University of Southern California. He is a CFA® charterholder.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Howard Gleicher and Greg Padilla as of December 31, 2020:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Howard Gleicher
Registered Investment Companies	9	3,622
Other pooled investment vehicles	12	6,839
Other accounts	3,190	28,989	4	1,342

Gregory Padilla
Registered Investment Companies	7	3,325
Other pooled investment vehicles	11	6,498
Other accounts	2,750	27,165	4	1,342

MATERIAL CONFLICTS OF INTEREST: Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities.

Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures. With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

(a)(3) COMPENSATION STRUCTURE. All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Howard Gleicher, CFA	$10,001 - $50,000
Gregory Padilla, CFA	None

Pzena Investment Management, LLC (“Pzena”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team, with each of the three portfolio managers having joint decision-making responsibility. As of December 31, 2020, Richard Pzena, Benjamin Silver and John Flynn were co-portfolio managers for the Fund.

Richard S. Pzena –Along with being the Founder of the firm, Mr. Pzena is a Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm’s Executive Committee. Mr. Pzena is the architect of the firm’s investment strategy and conceived and developed our proprietary screening model. He serves as co- portfolio manager for the U.S. Large Cap and Mid Cap strategies, Focused Value, and U.S. Best Ideas. Prior to forming Pzena Investment Management, Mr. Pzena was the director of U.S. Equity Investments and Chief Research officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania.

Benjamin S. Silver, CFA, CPA – Mr. Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap and Global strategies, along with the Focused Value and Small Cap Focused Value services. Prior to joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value based equity hedge fund and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

John J. Flynn – Mr. Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Prior to joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

(a)(2)OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Silver and Flynn, as of December 31, 2020.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	8	$10,578	2	$8,358
Other pooled investment vehicles	14	$486	2	$151
Other accounts	54	$1,312	0	$0

Benjamin Silver
Registered Investment Companies	10	$10,725	2	$8,358
Other pooled investment vehicles	32	$7,936	4	$494
Other accounts	99	$7,430	0	$0

John Flynn
Registered Investment Companies	10	$10,725	2	$98,358
Other pooled investment vehicles	13	$392	1	$6
Other accounts	82	$3,138	0	$0

(a)(3) COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs. Pzena, Silver and Flynn, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, annual discretionary bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management; however, Pzena always considers all of the contributions that the person has made and is likely to make in the future. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

MATERIAL CONFLICTS OF INTEREST: Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (e.g., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS: Messrs. Pzena, and Silver do not own shares of the Fund. Mr. Flynn owns between $50,000 and $100,000 of the Fund.

TCW Investment Management Company LLC (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is the Portfolio Manager of the TCW Concentrated Core strategy and the TCW Select Equities Fund. He joined TCW in 1999 as a Research Analyst in the Equity Research group covering data networking, communications equipment, and enterprise technology companies. In 2002, Mr. Blum became a member of the Concentrated Core/Select Equities group and was subsequently named Portfolio Manager in 2004. Prior to TCW, Mr. Blum held various positions with FMAC Capital Markets, PaineWebber and Merrill Lynch. He received his BS in Applied Mathematics and Computer Science from the University of California, Los Angeles (UCLA), and his MBA from the UCLA Anderson School of Management. Mr. Blum is a CFA charterholder.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2020:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	1	$852	0	$0
Other pooled investment vehicles	3	$495	0	$0
Other accounts	35	$6,376	1	$244

COMPENSATION STRUCTURE.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Material Conflicts Language

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW's Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Sustainable Growth Advisers, LP (“SGA”)

MANAGEMENT.

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Education:

Georgetown University – BS;

University of Massachusetts/Amherst – MBA

Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude);

Harvard Business School – MBA

Kishore Rao – Principal, portfolio manager, analyst and a member of the Investment Committee. Kishore has been with the firm since 2004. Prior to joining Sustainable Growth Advisers, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He was a Founder and General Manager of the Street Events division of CCBN before it was sold to Thomson Reuters. Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment.

Education:

Carnegie Mellon University – BS;

Harvard Business School – MBA

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Marchand, Rohn and Rao, as of December 31, 2020:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Gordon M. Marchand
Registered Investment Companies	7	$9,409	0	$0
Other Pooled Investment Vehicles	25	$7,098	0	$0
Other Accounts	63	$5,087	2	$349

Robert L. Rohn
Registered Investment Companies	7	$9,208	0	$0
Other Pooled Investment Vehicles	24	$7,001	0	$0
Other Accounts	62	$5,021	2	$349

Kishore Rao
Registered Investment Companies	6	$9,058	0	$0
Other Pooled Investment Vehicles	8	$1,714	0	$0
Other Accounts	46	$1,789	0	$0

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Fiduciary Management, Inc. (“Fiduciary”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Fiduciary is managed by the Portfolio Management Committee (PMC)

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	34
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	25
Jonathan T. Bloom, CFA®	Director of Research	10
Robert M. Helf, CFA®	Research Analyst	23
Benjamin D. Karek, CFA®	Research Analyst	3
Andy P. Ramer, CFA®	Research Analyst	18
Daniel G. Sievers, CFA®	Research Analyst	11
Matthew T. Sullivan, CFA®	Research Analyst	7
Jordan S. Teschendorf, CFA®	Research Analyst	5
Dain C. Tofson, CFA®	Research Analyst	1
Julia L. Jensen	Research Analyst	*

*	Less than one year

Patrick J. English, CFA® , has been employed by the Adviser in various capacities since 1986, currently serving as Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer. John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer. Jonathan T. Bloom, CFA® has been employed by the Adviser since 2010 as a Research Analyst and is currently the Director of Research. Robert M. Helf, CFA® , has been employed by the Adviser since 1998 as a Research Analyst. Benjamin D. Karek has been employed by the Adviser since 2017 as a Research Analyst, and prior to his employment Mr. Karek attended Columbia Business School. Andy P. Ramer, CFA® , has been employed by the Adviser since 2002 as a Research Analyst. Daniel G. Sievers, CFA® , has been employed by the Adviser since 2009 as a Research Analyst. Matthew T. Sullivan, CFA® has been employed by the Adviser since 2013 as a Research Analyst. Jordan S. Teschendorf, CFA® has been employed by the Adviser since 2015 as a Research Analyst, and prior to his employment Mr. Teschendorf attended the University of Wisconsin-Madison. Dain C. Tofson, CFA® , has been employed by the Adviser since July 2019 as a Research Analyst, and prior to his employment Mr. Tofson was a member of Artisan Partners Global Value Equity Team from 2017 - 2019, worked at Institutional Capital LLC from 2014 - 2017, and attended the Booth School of Business at University of Chicago. CFA® is a registered trademark owned by the CFA Institute.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Portfolio Management Committee as of December 31, 2020:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
[Patrick J. English, CFA®]]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[John S. Brandser]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Jonathan T. Bloom, CFA®]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Robert M. Helf, CFA®]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Benjamin D. Karek, CFA®]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Andy P. Ramer, CFA®]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Daniel G. Sievers, CFA®]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Matthew T. Sullivan, CFA®]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Jordan S. Teschendorf, CFA®]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Dain C. Tofson, CFA®]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A
[Julia L. Jensen]
Registered Investment Companies	6	$8,006	0	N/A
Other pooled investment vehicles	5	$717	0	N/A
Other accounts	1052	$7,844	0	N/A

MATERIAL CONFILCTS OF INTEREST:

None.

(a)(3) COMPENSATION STRUCTURE.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of a Fund or the value of a Fund’s assets. The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English. The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English, CFA®	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company
Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2020, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of PMC Member
Patrick J. English, CFA®	None
John S. Brandser	None
Jonathan T. Bloom, CFA®	None
Robert M. Helf, CFA®	None
Benjamin D. Karek, CFA®	None
Andy P. Ramer, CFA®	None
Daniel G. Sievers, CFA®	None
Matthew T. Sullivan, CFA®	None
Jordan S. Teschendorf, CFA®	None
Dain C. Tofson, CFA®	None
Julia L. Jensen	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2020, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)   For the fiscal year ended December 31, 2020, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Total
Gross Income from securities lending activity[1]	$232,535
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$45,324
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$1,671
Administrative fees not included in revenue split[4]	_
Indemnification fee not included in revenue split[5]	_
Rebate (paid to borrowers)[6]	$2,764
Other fees not included in revenue split (specify)	_
Aggregate fees/comp for securities lending activities	$49,759
Net income from securities lending activities	$182,776

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.
[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.
[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.
[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.
[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b) The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent.   The agent monitors loans for compliance with certain policies of the Fund, including:  (1) securities lending may not exceed 30% of the value of the Fund’s total assets;   (2)  the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities;  and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan.     The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies.    The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting.    The securities lending agent collects distributions on loaned securities.    The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 13(c).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 8, 2021

By:	/s/ Jill Kerschen
Jill Kerschen (Principal Financial Officer)
Treasurer

Date:	March 8, 2021